Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

At the end of each interim reporting period, the Company estimates its effective tax rate expected to be applied for the full year. This estimate is used to determine the income tax provision or benefit on a year-to-date basis and may change in subsequent interim periods. Accordingly, the Company’s effective tax rate for the three and six months ended  , June 30, 2023 was 0%, compared to the effective tax rate of 0% for the three and six months ended June 30, 2022. The Company’s effective tax rates for both periods were affected primarily by a full valuation allowance on domestic net deferred tax assets.

Note 12. Income Taxes

A reconciliation of the Federal statutory rate (28%) to the total effective rate applicable to income (loss) is as follows:

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021

Expected benefit at statutory federal tax rate	$(974,329)	$(979,527)
Permanent differences – net	(859,515)	-
State and local taxes, net of federal tax benefit	(265,607)	(311,373)
Other	(21,965)	(57,563)
Change in valuation allowance	2,121,416	1,348,463
	$-	$-

The components of the Company’s deferred tax assets (liabilities) are as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Deferred tax assets (liabilities):
Fixed assets	$(268,594)	$3,837
Interest	62,310	46,361
Research and development expenses	454,942	-
Stock-based compensation	917,351	637,112
Net operating losses - federal	2,898,411	1,687,053
Net operating losses – state and local	921,350	536,282
Net operating losses - foreign	37,686	-
Research credit	28,985	28,985
	5,052,441	2,939,630
Less valuation allowance	(5,244,441)	(2,939,630)
Net deferred tax liability	$(192,000)	$-

The authoritative guidance, requires the asset and liability method of accounting for deferred income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities. Deferred tax assets or liabilities at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered.

The guidance also requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including a company’s current and past performance, the market environment in which the company operates, length of carryback and carryforward periods and existing contracts that will result in future profits. After reviewing all the evidence, the company has recorded a full valuation allowance.